                                                                    EXHIBIT 3.2






                         AMENDED AND RESTATED BYLAWS

                                      OF

                               DENAMERICA CORP.

                            A GEORGIA CORPORATION,

                                    AS OF

                                MARCH 29, 1996

                                       TABLE OF CONTENTS

                                                                   PAGE
ARTICLE I         Offices............................................1

Section 1         Registered Office..................................1

Section 2         Other Offices......................................1

ARTICLE II        Meetings of Shareholders...........................1

Section 1         Place of Meeting...................................1

Section 2         Time of Meeting....................................1

Section 3         Special Meetings...................................1

Section 4         Notice of Meetings.................................1

Section 5         Waiver of Notice...................................1

Section 6         Voting List........................................2

Section 7         Voting Group.......................................2

Section 8         Quorum.............................................2

Section 9         Vote Required for Action...........................2

Section 10        Voting.............................................2

Section 11        Action of Shareholders Without a Meeting...........2

Section 12        Record Date........................................3

Section 13        Proxies............................................3

Section 14        Presiding Officer..................................3

Section 15        Adjournments.......................................3

Section 16        Shareholder Proposals at Annual Meetings...........3

Section 17        Notice of Shareholder Nominees.....................4


ARTICLE III       Board of Directors.................................5

Section 1         General Powers.....................................5

Section 2         Number and Election................................5

Section 3         Term of Office; Removal............................5

Section 4         Vacancy............................................5

Section 5         Compensation.......................................5

Section 6         Regular Meetings...................................5

Section 7         Special Meetings...................................6

Section 8         Notice of Meetings.................................6

Section 9         Waiver of Notice...................................6

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
Section 10        Place of Meetings........................................6

Section 11        Participation by Conference Telephone....................6

Section 12        Quorum...................................................6

Section 13        Voting...................................................6

Section 14        Action Without a Meeting.................................6

Section 15        Adjournments.............................................6

Section 16        General Powers of Directors..............................6

Section 16        Specific Powers of Directors.............................7


ARTICLE IV        Committees...............................................7

Section 1         Appointing Committees....................................7

Section 2         Powers of Committees.....................................7

Section 3         Committee Meetings, Quorum and Voting....................7

Section 4         Removal from Committees..................................7

Section 5         Appointment of Executive Committee.......................8

Section 6         Procedures of Executive Committee........................8

Section 7         Compensation Committee...................................8

Section 8         Audit Committee..........................................8

Section 9         Other Committees.........................................8

Section 10        Alternative Members......................................8


ARTICLE V         Officers.................................................8

Section 1         Number...................................................8

Section 2         Election and Term........................................9

Section 3         Salaries.................................................9

Section 4         Chairman of the Board....................................9

Section 5         Chief Executive Officer..................................9

Section 6         President; Vice Presidents...............................9

Section 7         Secretary................................................9

Section 8         Treasurer...............................................10

Section 9         Duties of Officers May Be Delegated.....................10

Section 10        Execution of Documents..................................10

ARTICLE VI        Contracts, Checks, Drafts, Bank Accounts,
                  and Documents...........................................10

Section 1         Execution of Contracts and Documents....................10

Section 2         Checks and Drafts.......................................11

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
Section 3         Deposits..............................................11

Section 4         Proxies...............................................11

ARTICLE VII       Distributions.........................................11

Section 1         Authorization or Declaration..........................11

Section 2         Record Date With Record to Distributions
                  and Share Dividends...................................11

ARTICLE VIII      Capital Stock.........................................11

Section 1         Authorization and Issuance of ........................11

Section 2         Capital Stock.........................................11

Section 3         Record of Shareholders................................12

Section 4         Lost, Stolen or Destroyed Certificates................12

Section 5         Transfer of Shares....................................12

Section 6         Duty of Corporation to Register Transfer..............12

Section 7         Registered Shareholders...............................12


ARTICLE IX        Indemnification.......................................13

Section 1         Definitions...........................................13

Section 2         Indemnification.......................................13

Section 3         Advances for Expenses.................................14

Section 4         Court-Ordered Indemnification and
                   Advances for Expenses................................14

Section 5         Determination and Authorization
                   of Indemnification...................................14

Section 6         Shareholder Approved Indemnification..................15

Section 7         Indemnification of Employees and Agents...............16

Section 8         Insurance.............................................16

Section 9         Not Exclusive of Other Rights.........................16

Section 10        Severability..........................................16


ARTICLE X         Emergency Powers......................................16

Section 1         Power to Adopt........................................16

Section 2         Lines of Succession of Officers or Agents.............16

Section 3         Change of Office......................................16

Section 4         Effect of Bylaws......................................17

Section 5         Notices...............................................17

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
Section 6         Quorum.................................................17

Section 7         Liability..............................................17


ARTICLE XI        General Provisions.....................................17

Section 1         Fiscal Year............................................17

Section 2         Corporate Seal.........................................17

Section 3         Annual Financial Statements............................17

Section 4         Inspection of Books and Records........................17

Section 5         Conflict with Articles of Incorporation................17

Section 6         Adoption of Amendments to Incentive
                   Stock Option Plans....................................17

Section 7         Reference to Code Sections.............................17


ARTICLE XII         Amendments...........................................18

ARTICLE XIII        Fair Price Requirements..............................18

ARTICLE XIV         Business Combinations with Interested
                    Shareholders.........................................18

                        AMENDED AND RESTATED BYLAWS OF

                               DENAMERICA CORP.

                                  ARTICLE I

                                   OFFICES

         Section 1. Registered Office. The registered office shall be in the State of Georgia, County of Fulton. The Board of Directors from time to time may change the address of the registered office, which may be, but need not be, the principal office of the Corporation.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Georgia as the Board of Directors may from time to time determine and the business of the Corporation may require or make desirable.

                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS

         Section 1. Place of Meeting. All meetings of the Shareholders may be held either within or without the State of Georgia, but in the absence of notice to the contrary Shareholders' meetings shall be held at the principal office of the Corporation.

         Section 2. Time of Meeting. The Annual Meeting of the Shareholders shall be held annually within six (6) months after the end of each fiscal year of the Corporation. Failure to hold the Annual Meeting as aforesaid shall not work a forfeiture or dissolution of the Corporation nor shall such failure affect otherwise valid corporate acts.

         Section 3. Special Meetings. Special Meetings of the Shareholders may be called for any purpose or purposes at any time and at any place by (a) the Corporation's Chief Executive Officer, (b) a majority of the members of the Board of Directors, (c) a majority of the members of the Executive Committee. Any meeting called by one or more of these methods may be canceled or postponed by a majority of the members of the Board of Directors. If the Corporation has 100 or more Shareholders of record, then a special meeting shall be called upon written request of the holders of at least seventy-five percent (75%) or such greater or lesser percentage as may be provided in the Articles of Incorporation, of all the votes entitled to be cast on any issue to be considered at the proposed Special Meeting; provided, however, such written request shall be signed and dated by such holders and delivered to the Secretary of the Corporation and, further provided, such written request shall set forth the purpose or purposes for which such meeting is to be held.

         Section 4. Notice of Meetings. The Corporation shall give notice stating the date, time and place of each Shareholders' Meeting, whether special or annual, not less than ten (10) nor more than sixty (60) days before the date of the meeting, and shall be in writing unless oral notice is reasonable under the circumstances, and may be communicated in person, by telephone, telegraph, facsimile, or other form of wire or wireless communication, or by mail or private carrier, to each Shareholder of record entitled to vote at such meeting, at such address as last appears on the books of the Corporation. In the case of an annual meeting, the notice need not state the purpose or purposes of the meeting unless the Articles of Incorporation or the Georgia Business Corporation Code (the "Code") requires the purpose or purposes to be stated in the notice of the meeting. In the case of a Special Meeting, the notice of the meeting must include a description of purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given otherwise than by announcement at the meeting, at which the adjournment is taken; provided however, if a new record date for the adjourned meeting is or must be fixed pursuant to Section 12 of this Article II, notice of the adjourned meeting shall be given to persons who are Shareholders as of the new record date.

         Section 5. Waiver of Notice. Any Shareholder may waive notice of any meeting, whether special or annual, either before, at or after the meeting, and a Shareholder's attendance at a meeting, either in person or by proxy, shall of itself constitute a waiver of notice and waiver of any and all objections to the date, time, place, manner of calling, or consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, except when the Shareholder attends the meeting solely for the purpose of stating such objection. Unless required by the Code, neither the business transacted nor the purpose of the meeting need be specified in the waiver of notice.

         Section 6. Voting List. After fixing a record date for a meeting of the Shareholders in accordance with Section 12 of this Article II, the Corporation will cause to be prepared a complete alphabetical list of Shareholders entitled to notice of a Shareholders' meeting, with the address of and the number of shares held by each. This list shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any Shareholder during the whole time of the meeting. The foregoing list shall not have to be prepared where the record of Shareholders is presented and shows in alphabetical order or by alphabetical index, and by classes or series, if any, the names of the Shareholders entitled to vote, with the address of and the number of shares held by each.

         Section 7. Voting Group. A Voting Group means all shares of one or more classes or series that under the Articles of Incorporation or the Code are entitled to vote and be counted together collectively on a matter at a meeting of the Shareholders. All shares entitled by the Articles of Incorporation or the Code to vote generally on the matter are for that purpose a single Voting Group.

         Section 8. Quorum. Shares entitled to vote as a separate Voting Group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation provide otherwise, the presence, in person or by proxy, of a majority of the votes entitled to be cast on the matter by the Voting Group constitutes a quorum of that Voting Group for action on that matter. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

         Section 9. Vote Required for Action. If a quorum exists, action on a matter (other than the election of Directors) by a Voting Group is approved if the votes cast within the Voting Group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, these Bylaws or the Code requires a greater number of affirmative votes. If the Articles of Incorporation or the Code provide for voting by two or more Voting Groups on a matter, action on that matter is taken only when voted upon by each of those Voting Groups counted separately. Action may be taken by one Voting Group on a matter even though no action is taken by another Voting Group entitled to vote on the matter. With regard to the election of Directors, unless otherwise provided in the Articles of Incorporation, if a quorum exists, action on the election of Directors is taken by a plurality of the votes cast by the shares entitled to vote in the election.

         Section 10. Voting. Except as otherwise provided for in the Articles of Incorporation, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a Shareholders' meeting. Outstanding shares of preferred stock, if any, shall have the voting rights set forth within the Corporation's Articles of Incorporation or as set by resolution of the Board of Directors, as the case may be. Voting on all matters shall be by voice vote or by show of hands unless any qualified voter, prior to the voting on any matter, demands vote by ballot, in which case each ballot shall state the name of the shareholder voting and the number of shares voted by him, and if the ballot be cast by proxy, it shall also state the name of the proxy.

         Section 11. Action of Shareholders Without a Meeting. Any action required to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if written consent and approval, setting forth the action authorized, shall be signed by all Shareholders entitled to vote on such action or, if so provided in the Articles of Incorporation, any persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote were present and voted, provided that action by less than unanimous written consent may not be taken with respect to any election of Directors as to which Shareholders would be entitled to cumulative voting. The action must be evidenced by one or more written consents describing the action taken, signed by shareholders entitled to take action without a meeting and delivered to the Corporation for inclusion in the minutes or for filing with the corporate records. No written consent shall be valid unless the consenting shareholder has been furnished the same material that would have been required to be sent to the shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, including notice of any applicable dissenters' rights, or the written consent contains an express waiver of the right to receive the material otherwise required to be furnished. If corporate action is taken without a meeting by less than unanimous written consent, then written notice shall be given to all persons who are voting shareholders on the date the consent is first executed and who have not consented in writing, not later than ten (10) days after such action is taken.

         Section 12. Record Date. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors of the Corporation may fix in advance a date as the record date not more than seventy (70) days before the meeting or action requiring a determination of Shareholders. When a determination of Shareholders entitled to notice of or to vote at any meeting of Shareholders has been made as provided in this Section 12, such determination shall apply to any adjournment and reconvened meeting thereof, unless the Board of Directors sets a new record date under this section for the reconvened meeting. If the adjournment is for a date more than 120 days after the date fixed for the original meeting, a new record date must be fixed.

         Section 13. Proxies. A Shareholder entitled to vote pursuant to Section 10 of this Article II may vote in person or by proxy executed in writing by the Shareholder or by his attorney-in-fact. A proxy shall not be valid after eleven
(11) months from the date of its execution, unless such instrument provides for a longer period. If the validity of any proxy is questioned, it must be submitted to the Secretary of the Shareholders' meeting for examination or to a proxy officer or committee appointed by the person presiding at the meeting. The Secretary of the meeting or, if appointed, the proxy officer or committee, shall determine the validity of any proxy submitted and reference by the Secretary in the minutes of the meeting to the regularity of a proxy shall be received as prima facie evidence of the facts stated for the purpose of establishing the presence of a quorum at such meeting and for all other purposes.

         Section 14. Presiding Officer. The Corporation's Chief Executive Officer shall serve as Chairman of every Shareholders' meeting unless some other person is elected to serve as Chairman by a majority vote of the shares represented at the meeting. The Chairman shall appoint such persons as he deems required to assist with the meeting.

         Section 15. Adjournments. Any meeting of the Shareholders, whether or not a quorum is present, may be adjourned by the holders of a majority of the voting shares represented at the meeting to be reconvened at a specific time and place. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting which was adjourned and before adjournment. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted which could have been transacted at the meeting which was adjourned.

         Section 16.  Shareholder Proposals at Annual Meetings.

         (a) Business may be properly brought before an Annual Meeting of Shareholders by a Shareholder only upon the Shareholder's timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days prior to the meeting as originally scheduled; provided, however, that in the event that less than thirty (30) days notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

         For purposes of this Section 16, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within ninety (90) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any such reconvened meeting unless pursuant to a notice of such business which was timely for the meeting on the date originally scheduled. Such Shareholder's notice to the Secretary shall set forth (i) as to each matter the Shareholder proposed to bring before the Annual Meeting, a brief description of the business desired to be brought before the meeting, (ii) the name and address, as they appear on the Corporation's books, of the Shareholder proposing such business,
(iii) the class and number of shares of the Corporation which are beneficially owned by the Shareholder, and (iv) a complete and accurate description of any material interest of the Shareholder in such proposed business.

         Notwithstanding the foregoing, nothing in this Section 16 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by the Corporation at the direction of or on behalf of the Corporation.

         (b) The Chairman of an Annual Meeting of Shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this
Section 16, and if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 17.  Notice of Shareholder Nominees.

         (a) Nominations of persons for election to the Board of Directors shall be made only at an Annual or Special Meeting of the Shareholders called for that purpose and only (i) by or at the direction of the Board of Directors or (ii) by any Shareholder entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in Section 16 of this Article II for Annual Meetings. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days prior to the meeting; provided, however, that in the event that less than thirty (30) days notice of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

         For purposes of this Section 17, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within ninety (90) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a Shareholder of a person or persons to be elected a director or directors of the Corporation may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled. Such Shareholder's notice to the Secretary shall set forth (i) as to each person whom the Shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended; and (ii) as to the Shareholder giving notice (A) the name and address, as they appear on the Corporation's books, of such Shareholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such Shareholder.

         Notwithstanding the foregoing, nothing in this Section 17 shall be interpreted or construed to require the inclusion of information about any such nominee in any proxy statement distributed by the Corporation at the direction of or on behalf of the Corporation.

         (b) The Chairman of the Annual or Special Meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this

Section 17, and if the Chairman should so determine, the Chairman shall so declare to the meeting and the defective nomination shall be disregarded.

                                    ARTICLE III

                                BOARD OF DIRECTORS

         Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors shall exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by any legal agreement among Shareholders, by the Articles of Incorporation, or by these Bylaws directed or required to be exercised or done by the Shareholders.

         Section 2. Number of Directors and Term of Office. The number of Directors of the Corporation shall not be less than three (3) nor more than fifteen (15), the precise number to be fixed by resolution of the Board of Directors from time to time. Except as provided in Section 4 of this Article III, a Director shall be elected by the affirmative vote of a plurality of the shares represented at the meeting of shareholders at which the Director stands for election and entitled to elect such Director. The number of Directors may be increased or decreased from time to time as provided by these Bylaws and in the Articles of Incorporation; provided, however, that the total number of Directors at any time shall not be less than three (3); and provided further, that no decrease in the number of Directors shall have the effect of shortening the term of an incumbent director. Each Director shall serve until his successor is elected and qualified or until his earlier resignation, retirement, disqualification, removal from office, or death.

         Section 3. Removal. The entire Board of Directors or any individual Director may be removed from the office but only for cause and only by the affirmative vote of at least seventy-five percent (75%) of all classes of stock of the Corporation entitled to vote in the election of such Director or Directors, considered for purposes of this Section as one class. Notwithstanding the foregoing, in the event that preferred stock of the Corporation is issued and authorizes the election of one or more Directors by the holders of such preferred stock, any individual Director elected by the preferred shareholders may be removed only by the holders of the outstanding shares of the preferred stock in accordance with the terms of the preferred stock as provided therein. Removal action may be taken at any shareholders meeting with respect to which notice of such purpose has been given, and a removed Directors' successor may be elected at the same meeting to serve the unexpired term.

         Section 4. Vacancies. A vacancy occurring on the Board of Directors, other than by reason of removal of a Director by the shareholders but including vacancies arising from resignation, death or through an increase in the number of Directors, may be filled, until the next election of Directors by the shareholders, by the affirmative vote of at least two thirds (2/3) of the total number of Directors then remaining in office, though they constitute less than a quorum of the Board of Directors.

         Section 5. Compensation. Directors may receive such compensation for their services as directors and as members of committees of the Board of Directors as may from time to time be fixed by a majority vote of the Directors or the Shareholders. A Director may also serve the Corporation in a capacity other than that of director and receive compensation, as determined by the Board of Directors for services rendered in any other capacity. Directors shall also be entitled to reimbursement for any reasonable expenses incurred in attending any meeting of the Board of Directors or any committee thereof.

         Section 6. Regular Meetings. The first meeting of each newly elected Board of Directors shall follow immediately after the Annual Meeting of the Shareholders and be held at the same place as the Annual Meeting of the Shareholders, or may be held at such time and place as shall be fixed by the consent in writing of all the Directors. In addition, the Board of Directors may, by resolution providing for the date, time and place, schedule other meetings to occur at regular intervals throughout the year.

         Section 7. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Corporation's Chief Executive Officer, or in his absence by the Secretary of the Corporation, or by any two (2) Directors in office at that time.

         Section 8. Notice of Meetings. Unless the Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. Unless the Articles of Incorporation provide otherwise, every Special Meeting shall be preceded by at least forty-eight (48) hours notice of the date, time and place of the meeting. Such notice shall be in writing unless oral notice is reasonable under the circumstances, and may be communicated in person, by telephone, telegraph, facsimile, telecopy, or other forms of wire or wireless communication, or by mail or private carrier. Such notice need not specify the purpose of the Special Meeting of the Board unless required by the Articles of Incorporation.

         Section 9. Waiver of Notice. A Director may waive notice of any meeting either before or after the meeting stated in the notice. Except as specified herein, the waiver must be in writing, signed by the Director entitled to notice, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A Director's attendance at or participation in a meeting waives any required notice to the Director of the meeting unless the Director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         Section 10. Place of Meetings. The Directors may hold their meetings at the principal office of the Corporation or at such other place or places, either in the State of Georgia or elsewhere, as they may from time to time determine.

         Section 11. Participation by Conference Telephone. Unless the Articles of Incorporation provide otherwise, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee thereof, by means of telephone conference or similar communications equipment, provided that all Directors participating in the meeting can simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

         Section 12. Quorum. Unless a greater number is required by the Articles of Incorporation or the Code, a majority of the Directors in office immediately before the meeting begins shall constitute a quorum of the Board of Directors.

         Section 13. Voting. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present is the act of the Board of Directors unless the Articles of Incorporation, the Code or these Bylaws require the vote of a greater number of Directors.

         Section 14. Action Without a Meeting. Unless the Articles of Incorporation provide otherwise, action required or permitted to be taken at a meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if the action is taken by all members of the Board of Directors, or of such committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each Director, or each committee member, as the case may be, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

         Section 15. Adjournments. Whether or not a quorum is present to organize a meeting, any meeting of Directors (including an adjourned meeting) may be adjourned by a majority of the Directors present, to reconvene at a specific time and place. At any reconvened meeting any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned.

         Section 16. General Powers of Directors. The Board of Directors shall have, in addition to such powers as are herein expressly conferred on it and all such powers as may be conferred on it by law, all such powers as may be exercised by the Corporation, subject to the provisions of the Articles of Incorporation and the Code.

         Section 17. Specific Powers of Directors. The Board of Directors shall also have power:

                  (a) to purchase or otherwise acquire property, rights, or privileges for the Corporation, which the Corporation has power to make, at such prices and on such terms as the Board of Directors may deem proper;

                  (b) to pay for such property, rights or privileges in whole or in part with money, stocks, bonds, debentures or other securities of the Corporation, or by the delivery of other property of the Corporation;

                  (c) to create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgages or otherwise, and to do every act and thing necessary to effectuate the same;

                  (d) to elect the corporate officers and fix their salaries, to appoint employees and trustees, and to dismiss them at its discretion, to fix their duties and emoluments, and to change them from time to time, and to require security as it may deem proper;

                  (e) to confer on any officer of the Corporation the power of selecting, discharging or suspending such employees; and

                  (f) to determine by whom and in what manner the Corporation's bills, notes, receipts, acceptances, endorsements, checks, releases, contracts, or other documents shall be signed.

                                    ARTICLE IV

                                    COMMITTEES

         Section 1. Appointing Committees. Unless the Articles of Incorporation provide otherwise, the Board of Directors may create one (1) or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board of Directors.

         Section 2. Powers of Committees. To the extent specified by the Board of Directors or in the Articles of Incorporation, each committee may exercise the authority granted to the Board of Directors, except that a committee may not:

                  (a) approve or propose to Shareholders action that the Code requires to be approved by Shareholders;

                  (b) fill vacancies on the Board of Directors or on any of its committees;

                  (c) amend the Articles of Incorporation pursuant to O.C.G.A.
Section 14-2-1002;

                  (d) adopt, amend, or repeal Bylaws; or

                  (e) approve a plan of merger not requiring Shareholder approval.

         Section 3. Committee Meetings, Quorum and Voting. Except as set forth with respect to the Executive Committee in Section 6 below, Sections 8, 9, 10, 11, 12, 13, 14 and 15 of Article III of these Bylaws which govern meetings, adjournments of meetings, actions without meeting, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members.

         Section 4. Removal from Committees. The Board of Directors shall have power at any given time to remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.

         Section 5. Appointment of Executive Committee. The Board of Directors may by resolution adopted by a majority of the full Board of Directors appoint an Executive Committee consisting of not less than three (3) Directors who shall serve until such time as their successors are elected to the Executive Committee or such time as such person ceases being a member of the Board of Directors or the Executive Committee. The Executive Committee shall to the extent provided in such resolution have all of the powers and authority of the Board of Directors, except as otherwise provided by these Bylaws or by law. Such Executive Committee shall not have the power to amend or repeal any resolution of the Board of Directors which by its terms is not subject to amendment or repeal by the Executive Committee.

         Section 6. Procedures of Executive Committee. The Executive Committee shall meet from time to time on call of the Corporation's Chief Executive Officer or of any two (2) or more members of the Executive Committee. Meetings of the Executive Committee may be held at such place or places as the Executive Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings. The Executive Committee may fix its own rules of procedure, including provisions for notice of its meetings. It shall keep minutes of its proceedings which shall be reviewed by the Board of Directors and inserted with the Corporation's records, and all such proceedings shall be subject to revision or alteration by the Board of Directors except to the extent that action shall have been taken pursuant to or in reliance upon such proceedings prior to any such revision or alteration.

         Section 7. Compensation Committee. The Board of Directors may, from time to time by a majority vote of the Directors, elect one or more Directors as a Compensation Committee to serve until its authority is revoked or its membership is changed by a majority vote of the Directors. The Compensation Committee shall have such power and authority with regards to compensation issues as are granted to the Committee by the Board of Directors from time to time.

         Section 8. Audit Committee. The Board of Directors may, from time to time by a majority vote of the Directors, elect two or more members of the Board of Directors to serve as an Audit Committee. The members of the Audit Committee shall serve until the authority of the Audit Committee is revoked or its membership is changed by a majority vote of the Board of Directors. The Board of Directors may designate persons other than members of the Board of Directors to serve as non-voting members of the Audit Committee. The Audit Committee shall have such power and authority with regards to accounting and financial reporting issues as are granted to the Committee by the Board of Directors from time to time.

         Section 9. Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate one or more additional committees of the Board of Directors, each committee to consist of one (1) or more Directors of the Corporation, which shall have such name or names and shall have and may exercise such powers of the Board of Directors in the management of the business and affairs of the Corporation, except as otherwise provided by these Bylaws or by law, as may be determined from time to time by resolution of the Board of Directors. The Board of Directors may also appoint other committees which do not exercise any of the authority of the Board of Directors, but which are fact finding, planning or advisory in nature. Such additional committees may have members who are not directors.

         Section 10. Alternative Members. The Board of Directors, by resolution adopted in accordance with Section 1 of Article IV of these Bylaws, may designate one or more Directors as alternate members of any such committee, who may act in the place of any absent member or members at any meeting of such committee.

                                     ARTICLE V

                                     OFFICERS

         Section 1. Number. The officers of the Corporation shall be designated and elected by the Board of Directors with such responsibilities and duties as may be designated by the Board of Directors consistent with this Article V. The Board of Directors shall elect at least one officer who shall be responsible for preparing minutes of the Directors' and Shareholders' meetings and for authenticating records of the Corporation. Any two or more offices may be held by the same person. No officer need be a Shareholder.

         Section 2. Election and Term. All officers shall be appointed by the Board of Directors or by a duly appointed officer pursuant to this Article V and shall serve at the pleasure of the Board of Directors and the appointing officers as the case may be. All officers, however appointed, may be removed with or without cause by the Board of Directors and any officer appointed by another officer may also be removed by the appointing officer with or without cause.

         Section 3. Salaries. The salaries and compensation of all officers appointed by the Board of Directors shall be fixed by the Board of Directors, unless the Directors delegate such power to any officer or officers.

         Section 4. Chairman of the Board. Unless the Board of Directors determines otherwise, the Chairman of the Board, if one shall so be elected, shall preside at all meetings of the Board. The Chairman shall have such other powers and duties as may be specifically designated by the Board of Directors and, if so designated, may serve as Chief Executive Officer.

         Section 5.  Chief Executive Officer.

         (a) The Chief Executive Officer shall be elected by the Board of Directors. In the absence or disability of the President of the Corporation, or at the direction of the Board of Directors, the Chief Executive Officer shall also serve as the President of the Corporation. The Chief Executive Officer shall preside at all meetings of the Shareholders; and, in the absence of the Chairman, he shall preside at all meetings of the Board of Directors if the Board so requests. He shall have general and active management of the business of the Corporation, and shall exercise general supervision and administration over all of its affairs with power to make all contracts in the conduct of the regular and ordinary business of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) The Chief Executive Officer or if one is not so designated, the President, shall execute deeds, bonds, notes, mortgages and other contracts on behalf of the Corporation.

         (c) The Chief Executive Officer or if one is not so designated, the President, shall be ex-officio a member of all standing committees and shall have the general powers and duties of supervision and management of the Corporation.

         (d) The Chief Executive Officer or if one is not so designated, the President, may appoint and discharge agents and employees of the Corporation and fix their compensation subject to the general supervisory power of the Board of Directors, and do and perform such other duties as from time to time may be assigned to him by the Board of Directors and as may be authorized by law. The Chief Executive Officer or if one is not so designated, the President, may from time to time appoint one or more Assistant Secretaries of the Corporation.

         Section 6. President; Vice Presidents. The President, if one shall so be elected, shall, in the absence or disability of the Chief Executive Officer, perform all of the duties and exercise all of the powers of the Chief Executive Officer and shall perform such other duties as the Board of Directors shall request or delegate.

         The Board may elect, and the Chief Executive Officer may appoint, one or more Vice Presidents who shall have such duties as are assigned by the electing or appointing party. The Vice President, if one shall so be elected or appointed, shall act in the absence or disability of the Chief Executive Officer and the President. If there is more than one (1) Vice President, then the one designated by the Board of Directors shall act in the absence or disability of the Chief Executive Officer and the President.

         Section 7. Secretary. The Secretary, if one shall so be elected, shall keep accurate records of the acts and proceedings of all meetings of Shareholders, Directors and committees of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and any meetings of the Board of Directors, and other notices required by law or these Bylaws, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation, and the Secretary or any other officer may affix the same to any instrument requiring it and, when so affixed, it may be attested by the Secretary's signature or by the signature of an Assistant Secretary. Notwithstanding the foregoing, unless otherwise required by law or the Code, the seal of the Corporation need not be affixed to any documents or instruments, nor must the Secretary or Assistant Secretary attest any such document or instrument. In the absence or disability of the Secretary or at the direction of the President, any Assistant Secretary or other officer designated by the Board of Directors may perform the duties and exercise the powers of the Secretary.

         Section 8.  Treasurer.

         (a) The Treasurer, if one shall so be elected, shall have custody of and be responsible for all funds and securities, receipts and disbursements of the Corporation, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited, all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         (b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or by the President, taking proper vouchers for such disbursements, and shall render to the President and Directors, whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and at the regular meeting of the Board of Directors next preceding the Annual Shareholders' Meeting, a like report for the preceding year.

         (c) The Treasurer shall keep an account of stock registered and transferred in such manner and subject to such regulations as the Board of Directors may prescribe.

         (d) The Treasurer shall give the Corporation a bond, if required by the Board of Directors, in such sum and in form and with security satisfactory to the Board of Directors for the faithful performance of the duties of the office and the restoration to the Corporation in case of the Treasurer's death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession of the Treasurer, belonging to the Corporation. The Treasurer shall perform such other duties as the Board of Directors may from time to time prescribe or require.

         Section 9. Duties of Officers May Be Delegated. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer or to any Director or employee of the Corporation, provided a majority of the entire Board of Directors concurs.

         Section 10. Execution of Documents. The Chief Executive Officer, President, Chief Financial Officer and Secretary of the Corporation, or any other officer designated by the Board of Directors, shall execute deeds, bonds, notes, mortgages and other contracts on behalf of the Corporation.

                                    ARTICLE VI

              CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS AND DOCUMENTS

         Section 1. Execution of Contracts and Documents. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument in the name and on the behalf of the Corporation, and such authority may be general or confined to specific instances. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts, promissory notes and other evidences of indebtedness, deeds of trust, mortgages and corporate instruments or documents requiring the corporate seal, and certificates for shares of stock owned by the Corporation shall be executed, signed or endorsed by the President (or any Vice President) and by the Secretary (or any Assistant Secretary) or the Treasurer (or any Assistant Treasurer). The Board of Directors may, however, authorize any one of these officers to sign any of such instruments, for and on behalf of the Corporation, without necessity of countersignature; may designate officers or employees of the Corporation, other than those named above, who may, in the name of the Corporation, sign such instruments; and may authorize the use of facsimile signatures for any of such persons. No officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for damages, whether monetary or otherwise, for any purpose or for any amount except as specifically authorized in these Bylaws or by the Board of Directors or an officer or committee with the power to grant such authority.

         Section 2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President or such other person or persons and in such manner as shall, from time to time, be determined by the Board of Directors.

         Section 3. Deposits. All funds of the Corporation shall be deposited to the credit of the Corporation under such conditions and in such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by an officer or officers or agent or agents of the Corporation to whom such power may, from time to time, be determined by the Board of Directors.

         Section 4. Proxies. Unless otherwise provided by the Board of Directors, the President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation in the name and on behalf of the Corporation to cast the vote which the Corporation may be entitled to cast as a Shareholder or otherwise in any other Corporation any of the stock or other securities of which is held by the Corporation, at meetings of the holders of the stock or other securities of such other Corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation such written proxies or other instruments as the President may deem necessary or proper in the premises.

                                    ARTICLE VII

                                   DISTRIBUTIONS

         Section 1. Authorization or Declaration. Unless the Articles of Incorporation provide otherwise, the Board of Directors from time to time in its discretion may authorize or declare distributions or share dividends in accordance with the Code.

         Section 2. Record Date With Record to Distributions and Share Dividends. For the purpose of determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other reacquisition of the Corporation's shares) or a share dividend, the Board of Directors may fix a date as the record date. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Code.

                                   ARTICLE VIII

                                   CAPITAL STOCK

         Section 1. Authorization and Issuance of Shares. In accordance with the Code, the Board of Directors may authorize shares of any class or series provided for in the Articles of Incorporation to be issued for any consideration valid under the provisions of the Code. To the extent provided in the Articles of Incorporation, the Board of Directors shall determine the preferences, limitations, and relative rights of the shares.

         Section 2. Capital Stock. All shares issued by the Corporation shall be evidenced by a certificate or certificates. Each certificate of stock of the Corporation shall be numbered, shall be entered in the books of the Corporation, and shall be signed, either manually or in facsimile, by any one of the President, a Vice President, the Secretary, or the Treasurer or such other officer or officers as designated to sign such certificates, from time to time, by the Board of Directors. In any case in which any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers. If a share certificate is signed in facsimile, then it shall be countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. The corporate seal need not be affixed to the share certificate. Each certificate representing shares shall set forth upon the face thereof:

                  (a) The name of the Corporation;

                  (b) That the Corporation is organized under the laws of the State of Georgia;

                  (c) The name of the person to whom issued; and

                  (d) The number and class of shares and the designation of the series, if any, such certificate represents.

         Section 3. Record of Shareholders. The Corporation shall keep a record of the Shareholders of the Corporation which readily shows, in alphabetical order or by alphabetical index, and by classes of stock, the names of the Shareholders, including those Shareholders entitled to vote, with the address of and the number of shares held by each.

         Section 4. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 5. Transfer of Shares. Transfers of shares shall be made upon the transfer books of the Corporation, kept at the office of the transfer agent designated to transfer the shares, only upon direction of the person named in the certificate, or by an attorney lawfully constituted in writing; and before a new certificate is issued, the old certificate shall be surrendered for cancellation or in the case of a certificate alleged to have been lost, stolen or destroyed, the provisions of Section 4 of this Article VIII shall have been complied with.

         Section 6. Duty of Corporation to Register Transfer. Notwithstanding any of the provisions of Section 5 of this Article VIII, the Corporation is under a duty to register the transfer of its shares only if:

         (a) the share certificate is endorsed by the appropriate person or persons; and

         (b) reasonable assurance is given that these endorsements are genuine and effective; and

         (c) the Corporation has no duty to inquire into adverse claims or has discharged any such duty; and

         (d) any applicable law relating to the collection of taxes has been complied with; and

         (e) the transfer is in fact rightful or is to a bona fide purchaser.

         Section 7. Registered Shareholders. Prior to due presentation for transfer of registration of its shares, the Corporation shall be entitled to treat the holder of record of any share or shares of stock as the person exclusively entitled to vote the shares, to receive any dividend or distribution with respect to the shares, and for all other purposes; and, accordingly, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                    ARTICLE IX

                                  INDEMNIFICATION

         Section 1.  Definitions.  As used in this Article IX, the term:

         (a) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. Director includes, unless the context requires otherwise, the estate or personal representative of a director.

         (c) "Expenses" include attorneys' fees.

         (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

         (e) "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is and was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. An officer is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. Officer includes, unless the context requires otherwise, the estate or personal representative of an officer.

         (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         Section 2.  Indemnification.

         (a) Except as provided in subsections (d) and (e) of this Section 2 below, the Corporation shall indemnify to the fullest extent permitted by the Code, and to the extent that applicable law from time to time in effect shall permit indemnification that is broader than provided in these Bylaws, then to the maximum extent authorized by law, any individual who is made a party to a proceeding because he is or was a director or officer against liability incurred by him in the proceeding if the individual acted in a manner he believed in good faith to be in or not opposed to the best interests of the Corporation and, in the case of any criminal proceeding, he had no reasonable cause to be believe his conduct was unlawful.

         (b) An individual's conduct with respect to an employee benefit plan for a purpose he believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a) of this Section 2 above.

         (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, be determinative that an individual did not meet the standard of conduct set forth in subsection (a) of this Section 2 above.

         (d) The Corporation shall not indemnify an individual under this
Article IX:

                  (1) In connection with a proceeding by or in the right of the Corporation in which such individual was adjudged liable to the Corporation; or

                  (2) In connection with any other proceeding in which such individual was adjudged liable on the basis that personal benefit was improperly received by him unless, and then only to the extent that, a court of competent jurisdiction determines pursuant to Section 14-2-854 of the Code that in view of the circumstances of the case, such individual is fairly and reasonably entitled to indemnification.

         (e) Indemnification permitted under this Article IX in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

         Section 3.  Advances for Expenses.

         (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of final disposition of the proceeding if:

                  (1) Such individual furnishes the Corporation a written affirmation of his good faith belief that he has met the standard of conduct set forth in subsection (a) of Section 2 above; and

                  (2) Such individual furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay any advances if it is ultimately determined that he is not entitled to indemnification under this Article IX.

         (b) The undertaking required by paragraph (2) of subsection (a) of this
Section 3 must be an unlimited general obligation of the director or officer but need not be secured and may be accepted without reference to financial ability to make repayment.

         Section 4. Court-Ordered Indemnification and Advances for Expenses. Unless the Articles of Incorporation provide otherwise, a director or officer of the Corporation who is a party to a proceeding may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification or advances for expenses if it determines:

         (a) The individual is entitled to mandatory indemnification under Code
Section 14-2-852, in which case the court shall also order the Corporation to pay such individual's reasonable expenses incurred to obtain court ordered indemnification;

         (b) The individual is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standard of conduct set forth in subsection (a) of Section 2 above or was adjudged liable as described in subsection (d) of Section 2 above, but if he was adjudged so liable his indemnification is limited to reasonable expenses incurred unless the Articles of Incorporation or a contract or resolution approved or ratified by the Shareholders pursuant to Section 6 of this Article IX below provides otherwise; or

         (c) In the case of advances for expenses, the individual is entitled pursuant to the Articles of Incorporation or any applicable resolution or agreement, to payment or reimbursement of his reasonable expenses incurred as a party to a proceeding in advance of final disposition of the proceeding.

         Section 5. Determination and Authorization of Indemnification.

         (a) The Corporation shall not indemnify a director or officer under
Section 2 of this Article IX above unless a determination has been made in the specific case that indemnification of such individual is permissible in the circumstances because he has met the standard of conduct set forth in subsection
(a) of Section 2 of this Article IX above; provided, however, that regardless of the result or absence of any such determination, and unless limited by the Articles of Incorporation, to the extent that such individual has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party, or in defense of any claim, issue or matter therein, because he is or was a director or officer, the Corporation shall indemnify such individual against reasonable expenses incurred by him in connection therewith.

         (b) The determination specified in subsection (a) of this Section 5 shall be made:

                  (1) By the Board of Directors by majority vote of a quorum consisting of Directors not at the time parties to the proceeding;

                  (2) If a quorum cannot be obtained under paragraph (1) of this subsection (b) of this Section 5, by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are parties may participate), consisting solely of two or more Directors not at the time parties to the proceeding;

                  (3) By special legal counsel:

                           (A) Selected by the Board of Directors or its
                  committee in the manner prescribed in paragraphs (1) and (2) of this subsection (b) of this Section 5; or

                           (B) If a quorum of the Board of Directors cannot be
                  obtained under paragraph (1) of this subsection (b) of this
                  Section 5 and a committee cannot be designated under paragraph
                  (2) of this subsection (b) of this Section 5, selected by a majority vote of the full Board of Directors (in which selection Directors who are parties may participate); or

                  (4) By the Shareholders, but shares owned by or voted under the control of directors or officers who are at the time parties to the proceeding may not be voted on the determination.

         (c) Evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, evaluation as to reasonableness of expenses shall be made by those entitled under paragraph (3) of subsection (b) of this Section 5 to select counsel.

         (d) If the determination to be made pursuant to Section 5(a) above has not been made within thirty (30) days following an individual's written request for indemnification, then the individual shall be deemed to have met the standard of conduct set forth in subsection (a) of Section 5 of this Article IX. If the determination to be made pursuant to Section 5(c) above has not been made within thirty (30) days following an individual's written request for indemnification for, or advancement of, expenses, then the expenses claimed shall be deemed reasonable.

         Section 6.  Shareholder Approved Indemnification.

         (a) If authorized by the Articles of Incorporation or a contract or resolution approved or ratified by the Shareholders of the Corporation by a majority of the votes entitled to be cast, the Corporation may indemnify or obligate itself to indemnify a director or officer made a party to a proceeding, including a proceeding brought by or in the right of the Corporation, without regard to the limitations in other Sections of this Article IX.

         (b) The Corporation shall not indemnify an individual under this
Section 6 for any liability incurred in a proceeding in which such individual is adjudged liable to the Corporation or is subjected to injunctive relief in favor of the Corporation:

                  (1) For any appropriation, in violation of his duties, of any business opportunity of the Corporation;

                  (2) For acts or omissions which involve intentional misconduct or a knowing violation of law;

                  (3) For the types of liability set forth in Code Section 14-2-832 of the Code; or

                  (4) For any transaction from which he received an improper personal benefit.

         (c) Where approved or authorized in the manner described in subsection
(a) of this Section 6, the Corporation may advance or reimburse expenses incurred in advance of final disposition of the proceeding only if:

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

                  (1) The Director furnishes the Corporation a written affirmation of his good faith belief that his conduct does not constitute behavior of the kind described in subsection (b) of this
         Section 6; and

                  (2) The Director furnishes the Corporation a written undertaking, executed personally or on his behalf to repay any advance if it is ultimately determined that he is not entitled to indemnification under this Section 6 of this Article IX.

         Section 7. Indemnification of Employees and Agents. Unless the Articles of Incorporation provide otherwise, the Corporation may indemnify and advance expenses to an employee or agent of the Corporation who is not a director or officer to the same extent, consistent with public policy, that may be provided by the Articles of Incorporation, these Bylaws, general or specific action of the Board of Directors, or contract.

         Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify him against the same liability under Sections 2 and 5 of this Article IX above.

         Section 9. Not Exclusive of Other Rights. The indemnification and advancement of expenses provided by this Article IX shall not be deemed exclusive of any other rights, in respect of indemnification or otherwise, to which those seeking indemnification or advancement of expenses may be entitled under any resolution or agreement, either specifically or in general terms approved by the affirmative vote of the holders of a majority of the shares entitled to vote thereon, with respect to any proceeding to which a director or officer is made a party, including a proceeding brought by or in the right of the Corporation. This Section 9 shall apply both as to action by a director, officer, employee or agent in his official capacity and as to action in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 10. Severability. In the event that any of the provisions of
Article IX is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article IX shall remain enforceable to the fullest extent permitted by law.

                                     ARTICLE X

                                 EMERGENCY POWERS

         Section 1. Power to Adopt. Unless the Articles of Incorporation provide otherwise, the Board of Directors may adopt bylaws to be effective only in an emergency, which bylaws shall be subject to amendment or repeal by the Shareholders. An emergency exists for purposes of this Section if a quorum of the Directors cannot readily be assembled because of some catastrophic event. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.

         Section 2. Lines of Succession of Officers or Agents. The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

         Section 3. Change of Office. The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do.

         Section 4. Effect of Bylaws. To the extent not inconsistent with any emergency bylaws so adopted, these Bylaws shall remain in effect during any such emergency and, upon its termination, the emergency bylaws shall cease to be operative.

         Section 5. Notices. Unless otherwise provided in emergency bylaws, notice of any meeting of the Board of Directors during any such emergency may be given only to such of the Directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

         Section 6. Quorum. To the extent required to constitute a quorum at any meeting of the Board of Directors during any such emergency, the officers of the Corporation who are present shall, unless otherwise provided in the emergency bylaws, be deemed, in order of rank and within the same rank and order of seniority, Directors for such meeting.

         Section 7. Liability. Corporate action taken in good faith in accordance with the emergency bylaws binds the Corporation and may not be used to impose liability on a corporate director, officer, employee or agent.

                                    ARTICLE XI

                                GENERAL PROVISIONS

         Section 1. Fiscal Year. The Board of Directors is authorized to designate and change the fiscal year of the Corporation from time to time as it deems appropriate.

         Section 2. Corporate Seal. The seal of the Corporation shall be in such form as the Board of Directors shall approve from time to time. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. In the event it is inconvenient to use such a seal at any time, the signature of the Corporation followed by the word "Seal" enclosed in parentheses shall be deemed the seal of the Corporation.

         Section 3. Annual Financial Statements. In accordance with the Code, the Corporation shall prepare and furnish to shareholders such financial statements as may be required by the Code.

         Section 4. Inspection of Books and Records. The Board of Directors shall have power to determine which accounts, books and records of the corporation shall be opened to the inspection of shareholders, except those as may by law specifically be made open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection. Without the prior approval of the Board of Directors in their discretion, the right of inspection set forth in Section 14-2-1602(c) of the Code shall not be available to any shareholder owning two percent (2%) or less of the shares outstanding.

         Section 5. Conflict with Articles of Incorporation. In the event that any provision of these Bylaws conflicts with any provision of the Articles of Incorporation, the Articles of Incorporation shall govern.

         Section 6. Adoption of Amendments to Incentive Stock Option Plans. In addition to the rights of the Board of Directors to approve the adoption of amendments to any incentive stock option plans of the Corporation which qualify under Section 422A of the Internal Revenue Code of 1986, as amended, the Shareholders of the Corporation may approve any such amendment by written consent of the Shareholders which is signed by Shareholders having voting power to cast not less than the minimum number of votes that would be necessary to authorize such action, as provided in and subject to the provisions of Section 14-2-704, as amended, of the Code.

         Section 7. Reference to Code Sections. Any reference to any Section or Article of the Georgia Business Corporation Code contained herein shall be interpreted to include any Section or Article which amends or supersedes such Section or Article.

                                    ARTICLE XII

                                    AMENDMENTS

         Except as otherwise provided in these Bylaws, the Board of Directors shall have power to alter, amend or repeal these Bylaws or adopt new Bylaws by majority vote of all of the Directors, but any Bylaws adopted by the Board of Directors may be altered, amended or repealed, and new Bylaws adopted, by the Shareholders by majority vote of the holders of record entitled to vote thereon. The Shareholders may prescribe by expressing in the action they take in adopting any Bylaw or Bylaws that the Bylaw or Bylaws so adopted shall not be altered, amended or repealed by the Board of Directors. Notwithstanding anything herein to the contrary, the provisions of Articles IX, XII, XIII, or XIV, or of Sections 3 or 11 of Article II, or Sections 2, 3 or 4 of Article III, of these Bylaws shall not be altered, amended or repealed, and no provision inconsistent therewith shall be adopted, without the affirmative vote of a majority of the entire Board of Directors or of the holders of at least 75% of the shares of the Corporation entitled to vote generally in the election of directors, voting as a single Voting Group.

                                   ARTICLE XIII

                              FAIR PRICE REQUIREMENTS

         All requirements of Sections 14-2-1110 through 14-2-1113 of the Code, as may be in effect from time to time, shall apply to the Corporation.

                                    ARTICLE XIV

                BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

         All of the requirements of Part 3 of Article 11 of the Code (currently codified in Sections 14-2-1131 through 14-2-1133 thereof), as may be in effect from time to time (the "Business Combination Statute"), shall apply to all "business combinations" (as defined in Section 14-2-1131 of the Code) involving the Corporation. The requirements of the Business Combination Statute shall be in addition to the requirements of Article XIII above. Nothing contained in the Business Combination Statute shall be deemed to limit the provisions contained in Article XIII above, and nothing contained in Article XIII above shall be deemed to limit the provisions contained in the Business Combination Statute.